Exhibit 10.12

LIST OF SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation
Masterbeef Limited	British Virgin Islands
Anping Grill Limited	British Virgin Islands
Tak Moon Food Supplies (BVI) Limited	British Virgin Islands
Taiwanese Sweeties Limited	British Virgin Islands
House of Talent (BVI) Limited	British Virgin Islands
General’s Feast Limited	British Virgin Islands
Worvity Limited	British Virgin Islands
Tak Moon Holdings Limited	Hong Kong
Anping Grill (HK) Limited	Hong Kong
Tak Moon Food Supplies Limited	Hong Kong
Taiwanese Sweeties (HK) Limited	Hong Kong
House of Talent Limited	Hong Kong
Generals Feast (HK) Limited	Hong Kong
Worvity (HK) Limited	Hong Kong
Luk Koon Limited	Hong Kong
Taiwanese Hotpot Limited	Hong Kong
Master Beef Hotpot Limited	Hong Kong
Able Force Limited	Hong Kong
Amazing Hotpot Limited	Hong Kong
All You Can Eat Hotpot Limited	Hong Kong
People Mountain People Sea Hotpot Limited	Hong Kong
Mrs Beef Taiwanese Hotpot Limited	Hong Kong
Mrs Beef Limited	Hong Kong
Zone Corporation Limited	Hong Kong
Sharp Harbour Limited	Hong Kong
Taiwanese Barbecue Limited	Hong Kong
All You Can Eat Grill Limited	Hong Kong
Cool Sky Limited	Hong Kong
Taiwanese All You Can Eat Limited	Hong Kong
Wide Fame Limited	Hong Kong
Big Assets Limited	Hong Kong
Mad Label Limited	Hong Kong
Vast Happiness Limited	Hong Kong
Wider Rise Limited	Hong Kong
Tak Mei Food Supplies Limited	Taiwan

*	All subsidiaries are wholly owned, directly or indirectly, by MasterBeef Group.